Exhibit 10.01

PROMISSORY NOTE

AND WARRANT PURCHASE AGREEMENT

THIS PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT is made as of October____, 2024, by and among ____________________(the “Investor”) and Hallmark Venture Group, Inc. (the “Company” or “HLLK”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of Notes.

1.1 Purchase and Sale of Note. Subject to the terms and conditions of this Agreement and pursuant to the promissory note in the form attached hereto as Exhibit A (each a “Note”), the Investor agrees to purchase at the Closing and the Company agrees to sell and issue to the Investor at the Closing, a Note in the principal amount of XXX THOUSAND DOLLARS AND 00/100 ($XXX,000) (the “Investment”). The Note bears interest at a rate of Twelve (12) Percent per month, which interest shall also be payable monthly, and matures Six (6) Months after the date first appearing above.

1.2 Purchase and Sale of Warrant. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase and the Company agrees to sell and issue to the Investor at the Closing, a warrant in the form attached hereto as Exhibit B (the “Warrant”) to purchase shares of a series of the Company’s Common Stock. For every Forty dollars ($40) invested in a Note pursuant to Section 1.1 above, Investor shall receive a Warrant to purchase One (1) additional share of Company Common Stock at an exercise price of $2.00 per share. The Warrant also includes a cashless exercise feature. The Warrants will be exercisable on any date from and including the two-year anniversary of the date of this Agreement through the two-year anniversary thereof.

1.3 Closing.

(a) The purchase and sale of the Note(s) and Warrants shall take place at the offices of Investor at 10:00 A.M. between October___, 2024, or at such other time and place as the Company and the Investor may determine (the “Closing”).

(b) At the Closing, the Company shall deliver to the Investor a Note representing the principal amount as is prescribed in Section 1.1 above and the Investor shall cause to be delivered to the Company a wire transfer to the Company’s order in the aggregate amount of the principal amount of the Investment as is prescribed in Section 1.1 above.

2. Representations, Warranties, and Covenants of the Company. The Company hereby represents and warrants to the Investor that:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

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2.2 Authorization. All corporate actions on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Note and the Warrants have been taken or will be taken prior to the Closing. This Agreement constitutes, and the Note and the Warrants when executed and delivered in accordance with their terms will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) as limited by applicable usury laws.

2.3 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Articles of Incorporation, as amended (the “Articles”), or Bylaws (the “Bylaws”), or, except as set forth on Schedule 1 hereof, in any material respect of any provision of a mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound or of any federal or state judgment order, writ or decree, or, to its knowledge, of any statute, rule or regulation applicable to the Company. The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, including the issuance and delivery of the Note and the Warrants, will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

2.4 Governmental Consents. Based in part upon the representations and warranties of the Investor in Section 3, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the, Company is required in connection with the consummation of the transactions contemplated by this Agreement, except such post-closing filings as may be required under applicable federal and state securities laws, which will be timely filed within the applicable period thereof.

2.5 Sufficient Authorized Shares. The number of authorized but unissued shares of the Company’s Common Stock will be sufficient to permit the exercise of the Warrants. From the date hereof, the Company shall at all times maintain a sufficient quantity of authorized but unissued shares of Common Stock sufficient to permit the exercise of the Warrants. In the event the Company, for any reason, no longer has a sufficient number of authorized but unissued shares to comply with this Section 2.5, it shall use its best efforts to promptly authorize such shares. Upon the issuance of shares of Common Stock pursuant to the exercise of the Warrants, such shares of Common Stock shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as then in effect, of the United States and each of the states whose securities laws govern the issuance of the Warrants pursuant to this Agreement and shall not be issued in violation of any preemptive or similar right.

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2.6 No Brokers. No broker or finder has acted directly or indirectly for the Company in connection with the transactions contemplated by this Agreement, and no broker or finder is entitled to any brokerage, finder’s or other fee or commission in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Company and the Investor or the transactions contemplated hereby.

2.7 Minute Books. The Company has made available to the Investor (and will continue to make available up to the Closing) copies of the minute books of the Company. The minute books contains records of all written actions and meetings of the Board of Directors and there have been no written actions or meetings of the Board of Directors since the date of the last meeting in the minute books.

3. Representations and Warranties of the Investor. The Investor represents and warrants severally and not jointly, with respect to the Investor, that:

3.1 Authorization. The Investor has full capacity, power and authority to enter into and perform this Agreement, and all actions necessary to authorize the execution, delivery and performance of this Agreement have been taken prior to the Closing. This Agreement constitutes a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors’ rights generally.

3.2 Receipt of Information. The Investor believes it, he or she has received all the information necessary or appropriate for deciding whether to acquire the Securities. The Investor further represents that the Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

3.3 Investment Experience. The Investor is an investor in securities of companies in the development stage and acknowledges that the Investor is able to fend for itself, herself or himself, can bear the economic risk of its, his or her investment and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, the Investor also represents it has not been organized for the purpose of acquiring the Securities. The Investor further represents that the information provided on Investor’s counterpart signature page is true and accurate.

3.4 Restricted Securities. The Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”) only in certain limited circumstances. In connection therewith, each lender represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

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3.5 Accredited Investor Status. The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Investor has such knowledge, sophistication, and experience in financial and business matters that it is capable of evaluating the merits and risks associated with making the Investment. The Investor has had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of the information provided to the Investor. The Investor is acquiring the Securities solely for its own account, for investment purposes only, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act or any applicable state securities laws.

3.6 Legends. To the extent applicable, each certificate or other document evidencing any of the Securities shall be endorsed with the legend set forth below, and the Investor covenants that, except to the extent such restrictions are waived by the Company, the Investor shall not transfer the Securities represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

4. Conditions of Investor’s Obligations. The obligations of the Investor hereunder are subject to the fulfillment on or before the Closing of each of the following conditions:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

4.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Board Actions. The Company shall have delivered to the Investor resolutions duly adopted by the Company’s Board of Directors and, to the extent required by applicable law or by the Company’s Articles of Incorporation, the Company’s Shareholders, and certified by the Secretary of the Company (i) approving and authorizing the Company’s execution and delivery of this Agreement, the Notes and the Warrants, and the Company’s performance thereunder, and (ii) authorizing the reservation of a sufficient number of shares of the Company’s Common Stock to permit the conversion of the Notes and to permit the exercise of the Warrants.

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5. Conditions of the Company’s Obligations. The obligations of the Company with respect to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 and on the Investor’s signature page shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Delivery of Principal. The Investor shall have delivered the principal amount of the Investor’s Investment as is prescribed in Section 1.1.

6. Post-Closing Covenant of Company. During such times as any Note is outstanding, the Company, upon receipt of written request by the Investor, shall provide the Investor with an update of the Company’s actual and forecasted cash position and of any reasonably significant development related to the Company or its business. Such updates shall be transmitted to the Investor via facsimile or via e-mail, at a facsimile number or e-mail address provided by the Investor, no later than noon pacific time each Monday during which such obligation remains in effect.

7. Reimbursement for Legal Fees.

None.

8. Events of Default.

Upon the occurrence of any of the following specified events (each an “Event of Default”), unless such Event of Default shall have been waived or cured prior to the exercise of the remedies set forth below:

8.1 Payments. Any default by the Company in the payment when due of any principal and unpaid accrued interest under any Note if such default is not cured by the Company within ten (10) days after the holder of such Note has given the Company written notice of such default;

8.2 Representations and Warranties. Any representation or warranty made by the Company herein shall prove to have been incorrect in any material respect on or as of the date made and remains unremedied for a period of thirty (30) days after any Investor provides the Company with written notice of such breach;

8.3 Post Closing Covenants. The failure of Company to satisfy any of the post-closing covenants set forth in Section 6 hereof within the time-periods set forth therein.

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8.4 Institution of Bankruptcy Proceedings. The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official, of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

8.5 Continuation of Bankruptcy Proceedings. If, within thirty (30) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within thirty (30) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated;

Then, and in any such event, and at any time thereafter, if any events shall be continuing, the Investor shall have the option to declare the principal amount of the Notes, and all accrued but unpaid interest thereon, to be immediately due and payable upon written notice to the Company.

9. Miscellaneous.

9.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2 Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to its conflict of law principles. Any legal action or proceeding arising out of or relating to this Agreement shall be brought exclusively in the state or federal courts located in Clark County, Nevada, and each party hereby consents to the exclusive jurisdiction of such courts and waives any objection to the laying of venue of any such action or proceeding in such courts, including any objection based on improper venue or forum non conveniens.

9.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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9.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by advance written notice to the other parties.

9.6 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction.

9.7 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

9.8 Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investor. This provision shall not affect the amendment and waiver provisions of the Note. Any waiver or amendment effected in accordance with this section shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

9.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.10 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing for a period of 12 months.

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[Signature Page to Promissory Note and Warrant Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Hallmark Venture Group, Inc.

By:	Evan Bloomberg
Title:	CEO

Investor

By:

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EXHIBIT A

PROMISSORY NOTE

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EXHIBIT B

WARRANT

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